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                                                   EXHIBIT 10(aj)

                   RHODE ISLAND HOSPITAL TRUST NATIONAL BANK
                                   -------------
                           BALBOA LIFE INSURANCE COMPANY
                                   -------------
                             BALBOA INSURANCE COMPANY

                                                   February 27, 1995

Hunt Valve Company, Inc.
1913 E. State Street
Salem, Ohio  44460

Re: Note Agreement
    --------------

Gentlemen:

   Reference is made to the Note Agreement, dated as of August 15, 1991, among Hunt Valve Company, Inc. (the "Company"), Rhode Island Hospital Trust National Bank, as Trustee for the Textron Collective Investment Trust B ("RIHT"), BalboaLife ("Balboa"; RIHT, Balboa Life and Balboa collectively referred to as the "Purchasers"), as amended by the First Amendment, dated as of March 31, 1993 but effective as of September 30, 1992, and by the Second Amendment, dated as of July 30, 1993 but effective as of September 30, 1992 (as so amended, the "Note Agreement"). Capitalized terms used but not defined herein have the meanings given to them in the Note Agreement.

  In connection therewith, the Company has advised the Purchasers that the Company desires to extend the expiration date of its secured revolving credit facility (the "LaSalle Facility") with LaSalle Business Credit, Inc. (f/k/a StanChart Business Credit, Inc.) ("LaSalle") from February 27, 1995 to March 27, 1995. The Company has further advised the Purchasers that the Company's request for LaSalle's agreement to such extension is conditioned on the extension of the due date for the Company's $1,000,000 required (mandatory) principal prepayment to the Purchasers under the terms of the Note Agreement from March 3, 1995 to March 31, 1995.

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Hunt Valve Company, Inc.
February 27, 1995
Page Two


The Purchasers hereby advise the Company as follows:

1. Notwithstanding any provision to the contrary in the Intercreditor Agreement, dated as of September 27, 1991, between the Purchasers and LaSalle, the Purchasers hereby consent to the extension by the Company and LaSalle of the expiration date of the LaSalle Facility, and the extension of the due date of the Company's principal and other Obligations (as defined in the LaSalle Facility) pursuant to such extension of the expiration date, from February 27, 1995 to March 27, 1995.

2. The Purchasers hereby agree that Section 2.1 of the Note Agreement is amended to provide that the due date for the required prepayment of $1,000,000 with respect to the Notes, previously extended to March 3, 1995, is further extended to March 31, 1995.

3. The Purchasers hereby agree that Section 2.4 of the Note Agreement is amended as follows: (a) the current reference to "March 3, 1995", is hereby changed to "March 31, 1995" and (b) the current reference to "March 6, 1994", is hereby changed to "April 3, 1995".

4. The provisions of this letter are limited as specified and shall not constitute a modification or waiver of any other provision of the Note Agreement.

5. Purchasers agreement to extend the due date for the Company's
   $1,000,000 principal payment as set forth above is contingent upon LaSalle's agreement to extend the expiration date of the LaSalle Facility as set forth herein.

                          Very truly yours,

                                      RHODE ISLAND HOSPITAL TRUST
                                      NATIONAL BANK, as Trustee for the
                                      Textron Collective Investment
                                      Trust B

                                      By: /s/ David E. Makin
                                      Title: Assistant Vice President

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Hunt Valve Company, Inc.
February 27, 1995
Page Three

                                       BALBOA LIFE INSURANCE COMPANY

                                       By: /s/ Lawrence G. Knowles, Jr.
                                       Title: 2nd Vice President - Investments


                                       BALBOA INSURANCE COMPANY

                                       By: /s/ Lawrence G. Knowles, Jr.
                                       Title: 2nd Vice President - Investments

AGREED AND CONSENTED TO:

HUNT VALVE COMPANY

By: /s/ Robert V. Silva
Title: Chairman & CEO

PARAGRAPH 2 ABOVE HEREBY IS
  CONSENTED TO:

LASALLE BUSINESS CREDIT, INC.

By: /s/ William A. Stapel
Title: Vice President